EXHIBIT 24

POWER OF ATTORNEY

    Each of the undersigned, as a director of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoints Vimal Kapur, Gregory P. Lewis, Anne T. Madden, and Robert D. Mailloux, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead in any and all capacities,

(i)    to sign the Company’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2023,

(ii)    to sign any amendment to the Annual Report referred to in (i) above, or to any previously filed Annual Report on Form 10-K for any prior fiscal year, and

(iii)    to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney-in-fact and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

December 1, 2023

/s/ Kevin Burke
Kevin Burke

/s/ D. Scott Davis
D. Scott David

/s/ William Ayer
William Ayer

/s/ Grace Lieblein
Grade Lieblein

/s/ Robin Washington
Robin Washington

/s/ Rose Lee
Rose Lee

/s/ Duncan Angove
Duncan Angove

/s/ Robin Watson
Robin Watson

/s/ Deborah Flint
Deborah Flint

/s/ Mike Lamach
Mike Lamach

/s/ Darius Adamczyk
Darius Adamczyk

POWER OF ATTORNEY

    Each of the undersigned, as a director of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoints Vimal Kapur, Gregory P. Lewis, Anne T. Madden, and Robert D. Mailloux, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements on Form S-8 or any other appropriate form during fiscal year 2024 and to file the same together with all exhibits thereto, under the Securities Act of 1933, including any amendment or supplement thereto or to any registration statement heretofore filed by the Company on Form S‑8 or any other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered pursuant to the Honeywell Savings and Ownership Plan, the Honeywell Puerto Rico Savings and Ownership Plan, the Honeywell Supplemental Savings Plan, the 2006 Stock Plan for Non-Employee Directors of Honeywell International Inc., the 2007 Honeywell Global Employee Stock Plan (including any and all sub-plans), the 2011 Stock Incentive Plan of Honeywell International Inc. and its Affiliates, the 2016 Stock Plan for Non-Employee Directors of Honeywell International Inc., and the 2016 Stock Incentive Plan of Honeywell International Inc. and its Affiliates and any plan which is a successor to such plans or is a validly authorized new plan pursuant to which securities of the Company are issued to employees or non-employee directors.

I hereby grant to each such attorney-in-fact full power and authority to perform every act necessary to be done in connection with the foregoing as fully as I might do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them or their substitutes, may lawfully do or cause to be done.

I hereby revoke any or all prior appointments of attorneys‑in‑fact to sign the above-described documents.

This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

December 1, 2023

/s/ Kevin Burke
Kevin Burke

/s/ D. Scott Davis
D. Scott David

/s/ William Ayer
William Ayer

/s/ Grace Lieblein
Grade Lieblein

/s/ Robin Washington
Robin Washington

/s/ Rose Lee
Rose Lee

/s/ Duncan Angove
Duncan Angove

/s/ Robin Watson
Robin Watson

/s/ Deborah Flint
Deborah Flint

/s/ Mike Lamach
Mike Lamach

/s/ Darius Adamczyk
Darius Adamczyk

POWER OF ATTORNEY

Each of the undersigned, as a director of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoints Vimal Kapur, Gregory P. Lewis, Anne T. Madden, and Robert D. Mailloux, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements on Form S-3 or S-4 or any other appropriate form during fiscal year 2024, and to file the same together with all exhibits thereto, under the Securities Act of 1933, including any amendment or supplement thereto or to any registration statement heretofore filed by the Company for the registration of sales or resales of:

(i) shares of the Company’s common stock, par value, $1.00 per share, including shares of common stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any successor or new plan for such purposes;

(ii) shares of the Company’s preferred stock, without par value;

(iii) debt securities of the Company, with such terms as may be from time to time specified in such registration statement or any amendment, post-effective amendment or supplement thereto; and

(iv) such other securities of the Company, its subsidiaries, joint ventures or affiliates or any other person or entity, as may be specified in any such registration statement, amendment or supplement thereto, all in accordance with the Securities Act of 1933 and the rules and regulations thereunder.

I hereby grant to each such attorney-in-fact full power and authority to perform every act necessary to be done in connection with the foregoing as fully as I might do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them or their substitutes, may lawfully do or cause to be done.

I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

December 1, 2023

/s/ Kevin Burke
Kevin Burke

/s/ D. Scott Davis
D. Scott David

/s/ William Ayer
William Ayer

/s/ Grace Lieblein
Grade Lieblein

/s/ Robin Washington
Robin Washington

/s/ Rose Lee
Rose Lee

/s/ Duncan Angove
Duncan Angove

/s/ Robin Watson
Robin Watson

/s/ Deborah Flint
Deborah Flint

/s/ Mike Lamach
Mike Lamach

/s/ Darius Adamczyk
Darius Adamczyk

POWER OF ATTORNEY

    I, Vimal Kapur, a director and the principal executive officer of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoint Gregory P. Lewis, Anne T. Madden, and Robert D. Mailloux, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead in any and all capacities,

(i)    to sign the Company’s Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2023,

(ii)    to sign any amendment to the Annual Report referred to in (i) above or to any previously filed Annual Report on Form 10-K for any prior fiscal year, and

(iii)    to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney-in-fact and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Vimal Kapur
Vimal Kapur

December 1, 2023

POWER OF ATTORNEY

    I, Vimal Kapur, a director and the principal executive officer of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoint Gregory P. Lewis, Anne T. Madden, and Robert D. Mailloux, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director or as the principal executive officer of the Company one or more registration statements on Form S-8 or any other appropriate form during fiscal year 2024, and to file the same together with all exhibits thereto, under the Securities Act of 1933, including any amendment or supplement thereto or to any registration statement heretofore filed by the Company on Form S‑8 or any other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered pursuant to the Honeywell Savings and Ownership Plan, the Honeywell Puerto Rico Savings and Ownership Plan, the Honeywell Supplemental Savings Plan, the 2006 Stock Plan for Non-Employee Directors of Honeywell International Inc., the 2007 Honeywell Global Employee Stock Plan (including any and all sub-plans), the 2011 Stock Incentive Plan of Honeywell International Inc. and its Affiliates, the 2016 Stock Plan for Non-Employee Directors of Honeywell International Inc., and the 2016 Stock Incentive Plan of Honeywell International Inc. and its Affiliates and any plan which is a successor to such plans or is a validly authorized new plan pursuant to which securities of the Company are issued to employees or non-employee directors.

I hereby grant to each such attorney-in-fact full power and authority to perform every act necessary to be done in connection with the foregoing as fully as I might do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them or their substitutes, may lawfully do or cause to be done.

I hereby revoke any or all prior appointments of attorneys‑in‑fact to sign the above-described documents.

/s/ Vimal Kapur
Vimal Kapur

December 1, 2023

POWER OF ATTORNEY

I, Vimal Kapur, a director and the principal executive officer of Honeywell International Inc. (the “Company”), a Delaware corporation, hereby appoint Gregory P. Lewis, Anne T. Madden, and Robert D. Mailloux, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director or as the principal executive officer of the Company one or more registration statements on Form S-3 or S-4 or any other appropriate form during fiscal year 2024, and to file the same together with all exhibits thereto, under the Securities Act of 1933, including any amendment or supplement thereto or to any registration statement heretofore filed by the Company for the registration of sales or resales of:

(i) shares of the Company’s common stock, par value, $1.00 per share, including shares of common stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any successor or new plan for such purposes;

(ii) shares of the Company’s preferred stock, without par value;

(iii) debt securities of the Company, with such terms as may be from time to time specified in such registration statement or any amendment, post-effective amendment or supplement thereto; and

(iv) such other securities of the Company, its subsidiaries, joint ventures or affiliates or any other person or entity, as may be specified in any such registration statement, amendment or supplement thereto, all in accordance with the Securities Act of 1933 and the rules and regulations thereunder.

I hereby grant to each such attorney-in-fact full power and authority to perform every act necessary to be done in connection with the foregoing as fully as I might do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them or their substitutes, may lawfully do or cause to be done.

I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

/s/ Vimal Kapur
Vimal Kapur

December 1, 2023